                                                                                         Exhibit A


                                 MORGAN STANLEY AIRCRAFT FINANCE
                                      Report to Noteholders
                        All amounts in US dollars unless otherwise stated





Month                          June-01
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Jun-01
Current Calculation Date       11-Jun-01
Previous Payment Date          15-May-01
Previous Calculation Date      9-May-01
--------------------------------------------------------------------------------------------------
1. Account Activity Summary between Calculation Dates
--------------------------------------------------------------------------------------------------
                                    Prior           Deposits       Withdrawals       Balance on
                                   Balance                                        Calculation Date
                                  9-May-01                                           11-Jun-01
--------------------------------------------------------------------------------------------------
Expense Account                   4,333,925.87     (763,367.31)    (3,570,558.56)                -
Collection Account               19,866,354.42   22,568,745.67    (15,576,740.76)    26,858,359.33
Aircraft Purchase Account                    -               -                 -                 -
Liquidity Reserve cash balance   48,135,203.00      675,000.00                 -     48,810,203.00
--------------------------------------------------------------------------------------------------
Total                            72,335,483.29   22,480,378.36    (19,147,299.32)    75,668,562.33
--------------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity
--------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                          4,333,925.87
Transfer from Collection Account on previous Payment Date                             3,498,174.32
Permitted Aircraft Accrual                                                                       -
Interim Transfer from Collection Account                                             (4,289,613.66)
Transfers from Aircraft Purchase Account                                                         -
Interest Income                                                                          28,072.03
Balance on current Calculation Date
 - Payments on previous payment date                                                   (698,174.32)
 - Interim payments                                                                  (2,872,384.24)
 - Other                                                                                         -
--------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                          (0.00)
--------------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity
--------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                         19,866,354.42
Collections during period
 - Lease rentals                                                                     19,492,081.03
 - Maintenance reserves                                                               2,753,838.87
 - Other leasing income                                                                  81,985.69
 - Interest income                                                                      240,840.08
 - Lease rental received in error                                                                -
 - Interim transfer to Expense A/C                                                    4,289,613.66
Transfers from Aircraft Purchase Account                                                         -
Drawings under Credit or Liquidity Enhancement Facilities                                        -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                           -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                           (3,498,174.32)
 - Permitted Aircraft Modifications                                                              -
Net Swap payments on previous Payment Date                                           (1,708,622.22)
Aggregate Note Payments on previous Payment Date                                    (14,659,557.88)
--------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                  26,858,359.33
--------------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                     30,000,000.00
Cash Held
 - Accrued Expenses                                                        (0.00)
 - Security Deposits                                               18,810,203.00     18,810,203.00
Morgan Stanley Facility                                                              30,000,000.00
ILFC Facility
   - Letter of Credit                                              20,000,000.00
   -Security Deposits                                              19,515,351.00     39,515,351.00
                                                                                    --------------
Liquidity Reserve Amount                                                            118,325,554.00
                                                                                    --------------

Minimum Liquidity Reserve Amount                                                     30,000,000.00
--------------------------------------------------------------------------------------------------

                                 MORGAN STANLEY AIRCRAFT FINANCE
                                      Report to Noteholders
                        All amounts in US dollars unless otherwise stated

Current Payment Date                   15-Jun-01
Current Calculation Date               11-Jun-01
Previous Payment Date                  15-May-01
Previous Calculation Date              9-May-01
----------------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                                     26,858,359.33
Liquidity Reserve Amount                                                                         118,325,554.00
                                                                                                 ---------------
Available Collections                                                                            145,183,913.33
                                                                                                 ===============

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount
              - Servicer Fee                                                       341,222.38
              - Administration Agent Fee                                            83,126.50
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                            -
                                                                                    ----------
             Total Required Expense Amount                                                           436,848.89
(ii)  a)     Class A Interest but excluding Step-up                                                5,254,484.42
      b)     Swap Payments other than subordinated swap payments                                   2,529,701.39
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        669,744.85
(vi)         Class B Minimum principal payment                                                       105,739.79
(vii)        Class C Interest                                                                      1,006,835.00
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        796,941.75
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     88,325,554.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             484,721.68
(xiv)        Class C Scheduled principal                                                             150,000.00
(xv)         Class D Scheduled principal                                                              33,000.00
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                       15,390,341.56
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         145,183,913.33
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        118,325,554.00
                                                                                                 ---------------
                                                                                                  26,858,359.33
                                                                                                 ===============
----------------------------------------------------------------------------------------------------------------

                                 MORGAN STANLEY AIRCRAFT FINANCE
                                      Report to Noteholders
                        All amounts in US dollars unless otherwise stated

Current Payment Date                15-Jun-01
Current Calculation Date            11-Jun-01
Previous Payment Date               15-May-01
Previous Calculation Date           9-May-01
-------------------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass
-------------------------------------------------------------------------------------------------------------------
                                     Subclass       Subclass         Subclass        Subclass           Total
Floating Rate Notes                     A-2            A-3              A-4             A-5            Class A
-------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                       4.12250%         4.12250%         4.12250%        4.12250%
Applicable Margin                       0.3500%          0.5200%          0.5400%         0.5800%
Applicable Interest Rate               4.47250%         4.64250%         4.66250%        4.70250%
Day Count                              Act/360          Act/360          Act/360         Act/360
Actual Number of Days                       31               31               31              31
Interest Amount Payable             765,850.80     2,318,670.83       802,986.11    1,366,976.68
Step-up Interest Amount Payable          NA             NA                 NA             NA
-------------------------------------------------------------------------------------------------------------------
Total Interest Paid                 765,850.80     2,318,670.83       802,986.11    1,366,976.68       5,254,484.42
-------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date           15-Sep-05      15-Mar-02       15-Mar-03       15-Jun-08
Excess Amortization Date              15-Apr-98      15-Mar-02       15-Mar-03       15-Apr-00
-------------------------------------------------------------------------------------------------------------------
Original Balance                340,000,000.00   580,000,000.00   200,000,000.00  400,000,000.00
Opening Outstanding Principal
  Balance                       198,854,135.65   580,000,000.00   200,000,000.00  337,577,202.40   1,316,431,338.05
-------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                    70.66%          100.00%          100.00%          95.51%
Pool Factors                             58.00%          100.00%          100.00%          85.25%
-------------------------------------------------------------------------------------------------------------------
Extension Amount                             -                -                -               -
Pool Factor Amount                1,654,135.65                -                -               -
Surplus Amortisation              5,065,249.22                -                -    8,670,956.69
-------------------------------------------------------------------------------------------------------------------
Total Principal Distribution
  Amount                          6,719,384.87                -                -    8,670,956.69      15,390,341.56
-------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal 192,134,750.78   580,000,000.00   200,000,000.00  328,906,245.71   1,301,040,996.49
- amount allocable to premium       960,673.75     2,900,000.00     2,000,000.00    3,289,062.46       9,149,736.21
-------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance        -                -                -               -                  -
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Subclass         Subclass         Total
Floating Rate Notes                    B-1              B-2          Class B
--------------------------------------------------------------------------------
Applicable LIBOR                        4.1225%          4.1225%
Applicable Margin                       0.6500%          1.0500%
Applicable Interest Rate               4.77250%         5.17250%
Day Count                               Act/360         Act/360
Actual Number of Days                       31               31
Interest Amount Payable             335,921.40       333,823.45
Step-up Interest Amount Payable          NA               NA
--------------------------------------------------------------------------------
Total Interest Paid                 335,921.40       333,823.45       669,744.85
--------------------------------------------------------------------------------

Expected Final Payment Date           15-Mar-13   15-Mar-07
Excess Amortisation Date              15-Apr-98   15-Mar-07
--------------------------------------------------------------------------------
Original Balance                100,000,000.00    75,000,000.00
Opening Outstanding
  Principal Balance              81,739,607.00    74,947,500.00   156,687,107.00
--------------------------------------------------------------------------------
Extended Pool Factors                    91.10%          100.00%
Pool Factors                             86.71%           99.92%
--------------------------------------------------------------------------------
Extension Amount                             -                -
Pool Factor Amount                           -         7,500.00
Surplus Amortisation                582,961.47                -
--------------------------------------------------------------------------------
Total Principal Distribution Amount 582,961.47         7,500.00       590,461.47
--------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal  81,156,645.53    74,940,000.00   156,096,645.53
- amount allocable to premium     1,217,349.68     1,124,100.00     2,341,449.68
--------------------------------------------------------------------------------
Closing Outstanding Principal Balance        -                -                -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------                   ----------------
                                     Subclass        Subclass          Total                           Subclass
Fixed Rate Notes                        C-1            C-2            Class C                            D-1
--------------------------------------------------------------------------------                   ----------------
Applicable Interest Rate               6.90000%         9.60000%                                            8.70000%
Day count                             30 / 360         30 / 360                                            30 / 360
Number of Days                              30               30                                                  30
Interest Amount Payable             566,835.00       440,000.00                                          796,941.75
--------------------------------------------------------------------------------                   ----------------
Total Interest Paid                 566,835.00       440,000.00     1,006,835.00                         796,941.75
-------------------------------------------------------------------------------                   ----------------
Expected Final Payment Date        15-Mar-13         15-Oct-16                                         15-Mar-14
Excess Amortisation Date           15-Mar-13         15-Oct-16                                         15-Mar-10
Original Balance                100,000,000.00    55,000,000.00                                      110,000,000.00
Opening Outstanding Principal
  Balance                        98,580,000.00    55,000,000.00   153,580,000.00                     109,923,000.00
--------------------------------------------------------------------------------                   ----------------
Extended Pool Factors                   100.00%          100.00%                                             100.00%
Expected Pool Factors                    98.43%          100.00%                                              99.90%
--------------------------------------------------------------------------------                   ----------------
Extended Amount                              -                -                                                   -
Expected Pool Factor Amount         150,000.00                -                                           33,000.00
Surplus Amortisation                         -                -
--------------------------------------------------------------------------------                   ----------------
Total Principal Distribution Amount 150,000.00                -       150,000.00                          33,000.00
--------------------------------------------------------------------------------                   ----------------
Redemption Amount
- amount allocable to principal  98,430,000.00    55,000,000.00   153,430,000.00                     109,890,000.00
- amount allocable to premium     7,336,988.30    15,444,349.47    22,781,337.77                      11,937,789.36
--------------------------------------------------------------------------------                   ----------------
Closing Outstanding Principal Balance        -                -                -                                  -
--------------------------------------------------------------------------------                   ----------------
-------------------------------------------------------------------------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated


Current Payment Date                          15-Jun-01
Current Calculation Date                      11-Jun-01
Previous Payment Date                         15-May-01
Previous Calculation Date                      9-May-01
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period


Section intentionally left blank as it is Not Applicable


















--------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes


Section intentionally left blank as it is Not Applicable


                                              MORGAN STANLEY AIRCRAFT FINANCE
                              Cumulative Performance to Date - March 15, 2001 to June 15, 2001

------------------------------------------------------------------------------------  -------------------------------------
                                                                                                    Dollar
                                                   All amounts in millions Dollars     amounts expressed as a percentage
                                                      unless otherwise stated           of 2000 Base Case Lease Rentals
------------------------------------------------------------------------------------  -------------------------------------
                                                         Cumulative to Date                      Cumulative to Date
                                                  Actual     Base Case      Variance   Actual        Base Case     Variance
------------------------------------------------------------------------------------  -------------------------------------

                  CASH COLLECTIONS
 [1]              Lease Rentals                    297.6       297.6            -       100.0%         100.0%         0.0%
 [2]               - Renegotiated Leases             0.0           -          0.0         0.0%
 [3]               - Rental Resets                  (3.1)          -         (3.1)       -1.1%
                                                 -----------------------------------  -------------------------------------
 [4] S [1]..[3]   Contracted Lease Rentals         294.5       297.6         (3.1)       99.0%         100.0%         0.0%

 [5]              Movement in Current Arrears
                    Balance                         (2.3)          -         (2.3)       -0.8%           0.0%        -0.8%

                  less Net Stress-related Costs
 [6]               - Bad Debts                      (4.0)                                -1.4%
 [7]               - Security Deposits Drawn Down    2.3                                  0.8%
 [8]               - Restructured Arrears              -                                  0.0%
 [9]               - AOG                           (10.5)                                -3.5%
[10]               - Other Leasing Income           10.9                                  3.7%
[11]               - Repossession Costs             (1.2)                                -0.4%
                                                 -----------------------------------  -------------------------------------
[12] S [6]..[11]  sub-total                         (2.5)      (13.4)       10.9         -0.8%          -4.5%         3.7%

[13][4]+[5]+[12]  Net Lease Rentals                289.7       284.2         5.5         97.3%          95.5%         1.8%

[14]              Interest Earned                    5.1         3.7         1.4          1.7%           1.2%         0.5%
                  Maintenance Receipts              33.6           -        33.6         11.3%           0.0%        11.3%
                  Maintenance Payments             (38.9)          -       (38.9)       -13.1%           0.0%       -13.1%
                                                 -----------------------------------  -------------------------------------
[15]              Net Maintenance                   (5.3)          -        (5.3)        -1.8%           0.0%        -1.8%

[16] S[13]..[15]  Total Cash Collections           289.5       287.9         1.6         97.3%          96.7%         0.5%
---------------------------------------------------------------------------------------------------------------------------

                  CASH EXPENSES
                  Aircraft Operating Expenses
[17]               - Insurance                      (1.7)                                -0.6%
[18]               - Re-leasing and other overheads (1.4)                                -0.5%
                                                 -----------------------------------  -------------------------------------
[19]   [17]+[18]  sub-total                         (3.1)       (2.4)       (0.7)        -1.0%          -0.8%        -0.2%

                  SG&A Expenses
                  Aircraft Servicer Fees
                   - Base Fee                       (3.4)       (3.7)        0.3         -1.2%          -1.2%         0.1%
                   - Rent Collected Fee             (3.5)       (3.6)        0.1         -1.2%          -1.2%         0.0%
                   - Rent Contracted Fee            (2.8)       (3.0)        0.2         -0.9%          -1.0%         0.1%
                   - Incentive Fee                      -          -           -          0.0%           0.0%         0.0%
                                                 -----------------------------------  -------------------------------------
[20]              sub-total                         (9.7)      (10.3)        0.6         -3.3%          -3.4%         0.2%

                  Other Servicer Fees
                  Cabot                             (1.4)       (1.4)        0.1         -0.5%          -0.5%         0.0%
                  Other Service Providers           (1.7)       (0.9)       (0.9)        -0.6%          -0.3%        -0.3%
                                                 -----------------------------------  -------------------------------------
[21]              sub-total                         (3.1)       (2.3)       (0.8)        -1.0%          -0.8%        -0.3%

[22] S [19]..[21] Total Cash Expenses              (15.9)      (15.0)       (1.0)        -5.4%          -5.0%        -0.3%
---------------------------------------------------------------------------------------------------------------------------

                  NET CASH COLLECTIONS
[23]   [16]       Total Cash Collections           289.5       287.9         1.6         97.3%          96.7%         0.5%
[24]   [22]       Total Cash Expenses              (15.9)      (15.0)       (1.0)        -5.4%          -5.0%        -0.3%
[25]              Drawings from Expense Account     50.2           -        50.2         16.9%           0.0%        16.9%
[26]              Transfer to Expense Account      (44.4)          -       (44.4)       -14.9%           0.0%       -14.9%
[27]              Interest Payments               (154.6)     (152.7)       (1.9)       -52.0%         -51.3%        -0.6%
[28]              Swap Payments                    (10.9)      (13.2)        2.3         -3.7%          -4.4%         0.8%
[29]              Exceptional Items                    -           -           -          0.0%           0.0%         0.0%
                                                 -----------------------------------  -------------------------------------
[30] S [23]..[29] TOTAL                            113.8       107.0         6.8         38.2%          36.0%         2.3%
                                                 ===================================  =====================================
---------------------------------------------------------------------------------------------------------------------------
[31]              PRINCIPAL PAYMENTS
                  subclass A2                       32.6        30.1         2.5         10.9%          10.1%         0.8%
                  subclass A3                          -           -           -          0.0%           0.0%         0.0%
                  subclass A4                          -           -           -          0.0%           0.0%         0.0%
                  subclass A5                       71.1        66.7         4.4         23.9%          22.4%         1.5%
                  subclass B1                        8.6         8.6         0.0          2.9%           2.9%         0.0%
                  subclass B2                        0.1         0.1           -          0.0%           0.0%         0.0%
                  subclass C1                        1.4         1.5        (0.0)         0.5%           0.5%         0.0%
                  subclass C2                          -           -           -          0.0%           0.0%         0.0%
                  subclass D1                        0.1         0.1           -          0.0%           0.0%         0.0%
                                                 -----------------------------------  -------------------------------------
                  Total                            113.8       107.0         6.8         38.2%          36.0%         2.3%
                                                 ===================================  =====================================
---------------------------------------------------------------------------------------------------------------------------
                  Debt Balances
                  subclass A2                      192.1       194.6         2.5
                  subclass A3                      580.0       580.0           -
                  subclass A4                      200.0       200.0           -
                  subclass A5                      328.9       333.3         4.4
                  subclass B1                       81.2        81.2         0.0
                  subclass B2                       74.9        74.9           -
                  subclass C1                       98.4        98.4        (0.0)
                  subclass C2                       55.0        55.0           -
                  subclass D1                      109.9       109.9           -
                  TOTAL                          1,720.5     1,727.3         6.8
-------------------------------------------------===================================
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
     Note:             Report Line Name                                             Description

------------------------------------------------------------------------------------------------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                   Assumptions per the March 2000 Prospectus, the "2000 Base Case".
 [2]               - Renegotiated Leases          Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
 [3]               - Rental Resets                Loss in rental when new lease rates are lower than those assumed in the 2000 Base
                                                       Case.
 [4] S [1]..[3]   Contracted Lease Rentals        Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.
 [5]              Movement in Current Arrears
                    Balance                       Current Contracted Lease Rentals not received as at the latest Calculation Date, excluding Bad Debts.

                  less Net Stress-related Costs
 [6]               - Bad Debts                    Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
 [7]               - Security Deposits Drawn
                     Down                         Amounts drawn down from Security Deposits to offset arrears or Bad Debts.
 [8]               - Restructured Arrears         Current Arrears that have been capitalized and restructured into a note payable.
 [9]               - AOG                          Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
[10]               - Other Leasing Income         Includes lease termination payments, rental guarantees and late payments charges.
[11]               - Repossession Costs           Legal and technical costs incurred as a result of repossessing an aircraft.
[12] S [6]..[11]  sub-total

[13] [4]+[5]+[12] Net Lease Rentals               Contracted Lease Rentals less Movement in Current Arrears Balance and Net Stress related costs

[14]              Interest Earned                 Interest earned on monthly cash balances held in Collection and Expense Accounts.

[15]              Net Maintenance                 Maintenance Revenue Reserve received less any reimbursements paid to lessees.

[16] S [14]..[16] Total Cash Collections          Net Lease Rentals + Interest Earned + Net Maintenance
------------------------------------------------------------------------------------------------------------------------------------

                  CASH EXPENSES
                  Aircraft Operating Expenses     All operational costs related to the leasing of aircraft.
[17]               - Insurance                    Premium for contingent insurance policies.
[18]               - Re-leasing and other
                     overheads                    Miscellaneous re-delivery and leasing costs associated with re-leasing events.
[19]  [17]+[18]   sub-total

                  SG&A Expenses                   All fees paid to the Aircraft Servicer and to other service providers.
[20]              Aircraft Servicer Fees          Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                   - Base Fee                     Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                   - Rent Collected Fee           Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                   - Rent Contracted Fee          Amount equal to 1.00% of rentals contracted in the current calendar month.
                   - Incentive Fee                Annual fee paid to Servicer for performance above an annually agreed target.

[21]              Other Servicer Fees             Fees paid to other service providers including the Administrative Agent,
                                                       Financial Advisor and Independent Trustees

[22] S [19]..[21] Total Cash Expenses             Aircraft Operating Expenses + SG&A Expenses
------------------------------------------------------------------------------------------------------------------------------------

                  NET CASH COLLECTIONS
[23]   [16]       Total Cash Collections          as per line 17 above.
[24]   [22]       Total Cash Expenses             as per line 24 above.
[25]              Drawings from Expense Account   Cash drawn from the Expense Account and used to pay for expenses during the period.
[26]              Transfer to Expense Account     Cash set aside in the Expense Account to pay for future expected expense obligations.
[27]              Interest Payments               Interest Payments to Noteholders on all outstanding debt.
[28]              Swap Payments                   Net Swap Payments (paid) / received.
[29]              Exceptional Items               Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
[30] S [24]..[29] TOTAL
------------------------------------------------------------------------------------------------------------------------------------

[31]              PRINCIPAL PAYMENTS              Principal Payments to Noteholders.

------------------------------------------------------------------------------------------------------------------------------------



                                     MORGAN STANLEY AIRCRAFT FINANCE
                    Cumulative Performance to Date - March 15, 2000 to June 15, 2001


-------------------------------------------------------------------------------------------------------
                                                    Actual            2000 Base Case           Variance
       Source of Funds

       Net Cash Collections                          113.8                 107.0                   6.8
       Add Back Interest                             154.6                 152.7                   1.9
       Add Back Swap Payments                         10.9                  13.2                  (2.3)
                                                     -----                 -----                  ----
  a                                                  279.3                 272.9                   6.4
                                                     -----                 -----                  ----

       Application of Funds
  b    Swap Payments                                  10.9                  13.2                  (2.3)
  c    Class A Interest                              113.4                 111.7                   1.7
  d    Class A Minimum                                 5.8                   4.8                   1.0
  e    Class B Interest                               14.1                  13.9                   0.2
  f    Class B Minimum                                 4.6                   4.6                     -
  g    Class C Interest                               15.2                  15.2                     -
  h    Class C Minimum                                   -                     -                     -
  I    Class D Interest                               11.9                  11.9                     -
  j    Class D Minimum                                   -                     -                     -
  k    Class A Scheduled                               0.8                   0.2                   0.6
  l    Class B Scheduled                               4.1                   4.1                     -
  m    Class C Scheduled                               1.4                   1.4                     -
  n    Class D Scheduled                               0.1                   0.1                     -
  o    Permitted Aircraft Modifications                  -                     -                     -
  p    Class A Supplemental                           97.0                  91.8                   5.2
                                                     -----                 -----                  ----
                                                     279.3                 272.9                   6.4
                                                     -----                 -----                  ----
------------------------------------------------------------------------------------------------------
 [1]   Interest Coverage Ratio
       Class A                                        2.25                  2.18  = a / (b+c)
       Class B                                        1.94                  1.90  = a / (b+c+d+e)
       Class C                                        1.70                  1.67  = a / (b+c+d+e+f+g)
       Class D                                        1.59                  1.56  = a / (b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                        1.58                  1.55  = a / (b+c+d+e+f+g+h+i+j+k)
       Class B                                        1.54                  1.52  = a / (b+c+d+e+f+g+h+i+j+k+l)
       Class C                                        1.53                  1.51  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                        1.53                  1.51  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)

-------------------------------------------------------------------------------------------------------------------
       Loan-to-Value Ratios         2000 Base Case          Actual              2000 Base Case
                                       15-Mar-00           15-Jun-01               15-Jun-01
------------------------------------------------------------------------------------------------------
 [3]   Assumed Portfolio Value        2,049.1                                  1,940.5

 [4]   Adjusted Portfolio Value                          1,851.7

       Liquidity Reserve Amount
         - Cash                          30.0               30.0                  30.0
         - Accrued Expenses               6.0                  -                     -
         - Security Deposits              7.1               18.8                  18.8
                                      -------            -------               -------
       subtotal cash                     43.1               48.8                  48.8
         - Letters of Credit             82.1               69.5                  69.5
                                      -------            -------               -------
       Total Liquidity Reserve          125.2              118.3                 118.3

 [5]   Total Asset Value              2,174.3            1,970.0               2,058.8

       Note Balance
       Class A                        1,404.7   64.6%    1,301.0     66.0%     1,307.9    63.5%
       Class B                          164.7   72.2%      156.1     74.0%       156.1    71.1%
       Class C                          154.9   79.3%      153.4     81.8%       153.4    78.6%
       Class D                          110.0   84.4%      109.9     87.3%       109.9    83.9%
                                      -------            -------               -------
       Total                          1,834.3            1,720.5               1,727.3
                                      =======            =======               =======
------------------------------------------------------------------------------------------------------

Note - the above coverage and loan-to-value ratios ignores the effect of the redemption of all the bonds occuring on June 15, 2001

[1] Interest Coverage Ratio is equal to Net Cash Collections,     [3] Assumed Portfolio Value represents the Initial Appraised
before interest and  swap payments, expressed as a ratio of the   Value of each aircraft in the Portfolio multiplied by the
swap costs and interest payable on each subclass of Notes plus    Depreciation Factor at Calculation date divided by the
the interest and minimum principal payments payable on each       Depreciation Factor at Closing date.
subclass  of Notes that rank senior in priority of payment to
the relevant subclass of Notes.                                   [4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent
[2] Debt Coverage Ratio is equal to Net Cash Collections before   Appraisal multiplied by the Depreciation Factor at Calculation interest and swap payments, expressed as a ratio of the interest  date divided by the Depreciation Factor at Closing date.  The
and minimum and scheduled principal payments payable on each      lower of the Assumed Portfolio Value or 105% of the Adjusted
subclass of Notes plus the interest and minimum and scheduled     Portfolio  Value is used to calculate the principal repayment
principal payments payable on each subclass of Notes that ranks   amounts to Noteholders.
equally with or senior to the relevant subclass of Notes in
the priority of payments.                                         [5] Total Asset Value is equal to Total Portfolio Value plus
                                                                  Liquidity Reserve Amount.





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